                                                                    EXHIBIT 10.6



                   THE 1997 STOCK OPTION AND INCENTIVE PLAN

                         OF KILROY REALTY CORPORATION

                              KILROY REALTY, L.P.

                           AND KILROY SERVICES, INC.

                               TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----

ARTICLE I

                                 DEFINITIONS.........................................    1
         1.1   General...............................................................    1
               -------
         1.2   Award Limit...........................................................    1
               -----------
         1.3   Beneficiary...........................................................    1
               -----------
         1.4   Board.................................................................    2
               -----
         1.5   Capital Stock.........................................................    2
               -------------
         1.6   Change in Control.....................................................    2
               -----------------
         1.7   Code..................................................................    2
               ----
         1.8   Committee.............................................................    2
               ---------
         1.9   Common Stock..........................................................    2
               ------------
         1.10  Company...............................................................    2
               -------
         1.11  Company Employee......................................................    2
               ----------------
         1.12  Company Subsidiary....................................................    3
               ------------------
         1.13  Corporate Transaction.................................................    3
               ---------------------
         1.14  Development Services Contract.........................................    3
               -----------------------------
         1.15  Director..............................................................    3
               --------
         1.16  Employee..............................................................    3
               --------
         1.17  Exchange Act..........................................................    3
               ------------
         1.18  Fair Market Value.....................................................    3
               -----------------
         1.19  General Partner Interest..............................................    4
               ------------------------
         1.20  Grantee...............................................................    4
               -------
         1.21  Incentive Stock Option................................................    4
               ----------------------
         1.22  Independent Director..................................................    4
               --------------------
         1.23  Non-Employee Director.................................................    4
               ---------------------
         1.24  Non-Qualified Stock Option............................................    4
               --------------------------
         1.25  Option................................................................    4
               ------
         1.26  Optionee..............................................................    5
               --------
         1.27  Partnership...........................................................    5
               -----------
         1.28  Partnership Agreement.................................................    5
               ---------------------
         1.29  Partnership Employee..................................................    5
               --------------------
         1.30  Partnership Optionee Purchased Shares.................................    5
               -------------------------------------
         1.31  Partnership Purchase Price............................................    5
               --------------------------
         1.32  Partnership Purchased Shares..........................................    5
               ----------------------------
         1.33  Partnership Subsidiary................................................    5
               ----------------------
         1.34  Plan..................................................................    5
               ----
         1.35  QDRO..................................................................    5
               ----
         1.36  Restricted Stock......................................................    5
               ----------------
         1.37  Restricted Stockholder................................................    5
               ----------------------
         1.38  Rule 16b-3............................................................    5
               ----------
         1.39  Services Company......................................................    6
               ----------------

                                                                                      Page
                                                                                      ----

         1.40  Services Company Board................................................    6
               ----------------------
         1.41  Services Company Employee.............................................    6
               -------------------------
         1.42  Services Company Independent Director.................................    6
               -------------------------------------
         1.43  Services Company Optionee Purchased Shares............................    6
               ------------------------------------------
         1.44  Services Company Purchase Price.......................................    6
               -------------------------------
         1.45  Services Company Purchased Shares.....................................    6
               ---------------------------------
         1.46  Services Company Subsidiary...........................................    6
               ---------------------------
         1.47  Stock Appreciation Right..............................................    6
               ------------------------
         1.48  Stock Ownership Limit.................................................    6
               ---------------------
         1.49  Subsidiary............................................................    7
               ----------
         1.50  Termination of Consultancy............................................    7
               --------------------------
         1.51  Termination of Directorship...........................................    7
               ---------------------------
         1.52  Termination of Employment.............................................    7
               -------------------------

ARTICLE II

                            SHARES SUBJECT TO PLAN...................................    8
         2.1   Shares Subject to Plan................................................    8
               ----------------------
         2.2   Add-back of Options and Other Rights..................................    8
               ------------------------------------

ARTICLE III

                             GRANTING OF OPTIONS.....................................    9
         3.1   Eligibility...........................................................    9
               -----------
         3.2   Disqualification for Stock Ownership..................................    9
               ------------------------------------
         3.3   Qualification of Incentive Stock Options..............................    9
               ----------------------------------------
         3.4   Granting of Options...................................................    9
               -------------------

ARTICLE IV

                              TERMS OF OPTIONS.......................................   11
         4.1   Option Agreement......................................................   11
               ----------------
         4.2   Option Price..........................................................   11
               ------------
         4.3   Option Term...........................................................   11
               -----------
         4.4   Option Vesting........................................................   12
               --------------
         4.5   No Right to Continue as Employee or Consultant........................   12
               ----------------------------------------------
         4.6   Exercise of Option after Termination of Employment, Consultancy or
               ------------------------------------------------------------------
               Directorship..........................................................   13
               ------------
         4.7   Consideration.........................................................   14
               -------------

ARTICLE V

                             EXERCISE OF OPTIONS.....................................   14
         5.1   Partial Exercise......................................................   14
               ----------------

                                                                                      Page
                                                                                      ----

         5.2   Manner of Exercise....................................................   14
               ------------------
         5.3   Transfer of Shares to a Company Employee, Independent Director or
               -----------------------------------------------------------------
               Other Board Member....................................................   15
               ------------------
         5.4   Transfer of Shares to a Partnership Employee..........................   16
               --------------------------------------------
         5.5   Transfer of Shares to a Services Company Employee, Services Company
               -------------------------------------------------------------------
               Independent Director or other Non-Employee Members of the Services
               ------------------------------------------------------------------
               Company Board.........................................................   16
               -------------
         5.6   Transfer of Payment to the Partnership................................   17
               --------------------------------------
         5.7   Conditions to Issuance of Stock Certificates..........................   17
               --------------------------------------------
         5.8   Rights as Stockholders................................................   18
               ----------------------
         5.9   Ownership and Transfer Restrictions...................................   18
               -----------------------------------
         5.10  Restrictions on Exercise of Option....................................   18
               ----------------------------------

ARTICLE VI

                          AWARD OF RESTRICTED STOCK..................................   19
         6.1   Award of Restricted Stock.............................................   19
               -------------------------
         6.2   Restricted Stock Agreement............................................   19
               --------------------------
         6.3   Consideration.........................................................   19
               -------------
         6.4   Rights as Stockholders................................................   20
               ----------------------
         6.5   Restriction...........................................................   20
               -----------
         6.6   Repurchase of Restricted Stock........................................   20
               ------------------------------
         6.7   Escrow................................................................   21
               ------
         6.8   Legend................................................................   21
               ------

ARTICLE VII

                          STOCK APPRECIATION RIGHTS..................................   21
         7.1   Grant of Stock Appreciation Rights....................................   21
               ----------------------------------
         7.2   Coupled Stock Appreciation Rights.....................................   22
               ---------------------------------
         7.3   Independent Stock Appreciation Rights.................................   22
               -------------------------------------
         7.4   Payment and Limitations on Exercise...................................   23
               -----------------------------------
         7.5   Consideration.........................................................   23
               -------------

ARTICLE VIII

                               ADMINISTRATION........................................   23
         8.1   Compensation Committee................................................   23
               ----------------------
         8.2   Duties and Powers of Committee........................................   24
               ------------------------------
         8.3   Majority Rule; Unanimous Written Consent..............................   24
               ----------------------------------------
         8.4   Compensation; Professional Assistance; Good Faith Actions.............   24
               ---------------------------------------------------------

ARTICLE IX

                          MISCELLANEOUS PROVISIONS...................................    25
         9.1   Not Transferable......................................................    25
               ----------------
         9.2   Amendment, Suspension or Termination of this Plan.....................    25
               -------------------------------------------------

                                                                                      Page
                                                                                      ----

         9.3   Changes in Common Stock or Assets of the Company, Acquisition
               -------------------------------------------------------------
               or Liquidation of the Company and Other Corporate Events..............   26
               --------------------------------------------------------
         9.4   Approval of Plan by Stockholders......................................   28
               --------------------------------
         9.5   Tax Withholding.......................................................   29
               ---------------
         9.6   Loans.................................................................   29
               -----
         9.7   Forfeiture Provisions.................................................   29
               ---------------------
         9.8   Limitations Applicable to Section 16 Persons and Performance-Based
               ------------------------------------------------------------------
               Compensation..........................................................   29
               ------------
         9.9   Effect of Plan Upon Options and Compensation Plans....................   30
               --------------------------------------------------
         9.10  Section 83(b) Election Prohibited.....................................   30
               ---------------------------------
         9.11  Compliance with Laws..................................................   30
               --------------------
         9.12  Titles................................................................   30
               ------
         9.13  Governing Law.........................................................   31
               -------------
         9.14  Conflicts with Company's Restated Articles............................   31
               ------------------------------------------

                    THE 1997 STOCK OPTION AND INCENTIVE PLAN
                         OF KILROY REALTY CORPORATION,
                              KILROY REALTY, L.P.
                           AND KILROY SERVICES, INC.


          Kilroy Realty Corporation, a Maryland corporation (the "Company"), Kilroy Realty, L.P., a Delaware limited partnership (the "Partnership") and Kilroy Services, Inc., a Maryland corporation (the "Services Company"), have adopted The 1997 Stock Option and Incentive Plan of Kilroy Realty Corporation, Kilroy Realty, L.P. and Kilroy Services, Inc. (the "Plan"), effective January 31, 1997, for the benefit of their eligible employees, consultants and directors. The Plan consists of three plans, one for the benefit of the employees, consultants and directors of the Company, one for the benefit of the employees and consultants of the Partnership and one for the benefit of the employees, consultants and directors of the Services Company.

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company, the Partnership and the Services Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.


                                   ARTICLE I

                                  DEFINITIONS

          1.1  General.  Wherever the following terms are used in this Plan they
               -------
shall have the meaning specified below, unless the context clearly indicates otherwise.

          1.2  Award Limit.  "Award Limit" shall mean, in any fiscal year of the
               -----------
Company, 300,000 shares of Common Stock.

          1.3  Beneficiary.  "Beneficiary" shall mean the person or persons
               -----------
properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

          1.4  Board.  "Board" shall mean the Board of Directors of the Company.
               -----

          1.5  Capital Stock.  "Capital Stock" shall mean all classes or series
               -------------
of stock of the Company.

          1.6  Change in Control.  "Change in Control" shall mean a change in
               -----------------
ownership or control of the Company effected through either of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
     Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          1.7  Code.  "Code" shall mean the Internal Revenue Code of 1986, as
               ----
amended.

          1.8  Committee.  "Committee" shall mean the Executive Compensation
               ---------
Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 8.1.

          1.9  Common Stock.  "Common Stock" shall mean the common stock of the
               ------------
Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          1.10 Company.  "Company" shall mean Kilroy Realty Corporation, a
               -------
Maryland corporation.

          1.11 Company Employee.  "Company Employee" shall mean any officer or
               ----------------
other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is then a Company Subsidiary.

          1.12 Company Subsidiary.  "Company Subsidiary" shall mean any
               ------------------
corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except with respect to Incentive Stock Options, "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests; provided, however, that "Company Subsidiary" shall not include the Partnership nor any Partnership Subsidiary; and provided further, that "Company Subsidiary" shall not include Kilroy Realty Finance, Inc. or Kilroy Realty Finance, L.P. or any of their respective subsidiaries.

          1.13 Corporate Transaction.  "Corporate Transaction" shall mean any of
               ---------------------
the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          1.14 Development Services Contract.  "Development Services Contract"
               -----------------------------
shall mean the agreement between the Partnership and the Services Company, pursuant to which the Services Company will provide development services to the Partnership.

          1.15 Director.  "Director" shall mean an Independent Director, a
               --------
Service Company Director or a Non-Employee Director.

          1.16 Employee.  "Employee" shall mean any Company Employee,
               --------
Partnership Employee or Services Company Employee.

          1.17 Exchange Act.  "Exchange Act" shall mean the Securities Exchange
               ------------
Act of 1934, as amended.

          1.18 Fair Market Value.  "Fair Market Value" of a share of Common
               -----------------
Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith. Notwithstanding anything to the contrary herein, the Fair Market Value at the time of grant of a share of Common Stock underlying an option grant or other award made under this Plan and in connection with the initial public offering of the Company shall be the initial offering price per share.

          1.19 General Partner Interest.  "General Partner Interest" shall mean
               ------------------------
an ownership interest in the Partnership that is a general partner interest and includes any and all benefits to which the holder of such an interest may be entitled as provided in the Partnership Agreement, together with all obligations of such holder to comply with the terms and provisions of such agreement.

          1.20 Grantee.  "Grantee" shall mean an Employee or consultant granted
               -------
a Stock Appreciation Right under this Plan.

          1.21 Incentive Stock Option.  "Incentive Stock Option" shall mean an
               ----------------------
option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.22 Independent Director.  "Independent Director" shall mean a
               --------------------
member of the Board who is not an employee, officer or affiliate of the Company or Kilroy Industries or a subsidiary or division thereof, or a relative of a principal executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the Company in addition to director's fees.

          1.23 Non-Employee Director.  "Non-Employee Director" shall mean a
               ---------------------
member of the Board or the Services Company Board who is not an Independent Director, a Services Company Independent Director or an Employee.

          1.24 Non-Qualified Stock Option.  "Non-Qualified Stock Option" shall
               --------------------------
mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.25 Option.  "Option" shall mean a stock option granted under
               ------
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to anyone other than Company
        --------  -------
Employees shall be Non-Qualified Stock Options.

          1.26 Optionee.  "Optionee" shall mean an Employee, Director or
               --------
consultant granted an Option under this Plan.

          1.27 Partnership.  "Partnership" shall mean Kilroy Realty, L.P., a
               -----------
Delaware limited partnership.

          1.28 Partnership Agreement.  "Partnership Agreement" shall mean the
               ---------------------
amended and restated agreement of limited partnership of the Partnership, as the same may be amended, modified or restated from time to time.

          1.29 Partnership Employee.  "Partnership Employee" shall mean any
               --------------------
officer, other employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity which is then a Partnership Subsidiary.

          1.30 Partnership Optionee Purchased Shares.  "Partnership Optionee
               -------------------------------------
Purchased Shares" shall have the meaning set forth in Section 5.4.

          1.31 Partnership Purchase Price.  "Partnership Purchase Price" shall
               --------------------------
have the meaning set forth in Section 5.4.

          1.32 Partnership Purchased Shares.  "Partnership Purchased Shares"
               ----------------------------
shall have the meaning set forth in Section 5.4.

          1.33 Partnership Subsidiary.  "Partnership Subsidiary" shall mean any
               ----------------------
partnership in an unbroken chain of partnerships beginning with the Partnership if each of the partnerships other than the last partnership in the unbroken chain then owns more than 50 percent of the capital or profits interests in one of the other partnerships. "Partnership Subsidiary" shall also mean any corporation in which the Partnership and/or any Partnership Subsidiary owns stock possessing 50 percent or more of the total combined voting power of all classes of stock.

          1.34 Plan.  "Plan" shall mean The 1997 Stock Option and Incentive Plan
               ----
of Kilroy Realty Corporation and Kilroy Realty, L.P.

          1.35 QDRO.  "QDRO" shall mean a qualified domestic relations order as
               ----
defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.36 Restricted Stock.  "Restricted Stock" shall mean Common Stock
               ----------------
awarded under Article VI of this Plan.

          1.37 Restricted Stockholder.  "Restricted Stockholder" shall mean an
               ----------------------
Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

          1.38 Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
               ----------
under the Exchange Act, as such Rule may be amended from time to time.

          1.39 Services Company.  "Services Company" shall mean Kilroy Services,
               ----------------
Inc., a Maryland corporation.

          1.40 Services Company Board.  "Services Company Board" shall mean the
               ----------------------
board of directors of the Services Company.

          1.41 Services Company Employee.  "Services Company Employee" shall
               -------------------------
mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Services Company, or of any corporation which is then a Services Company Subsidiary.

          1.42 Services Company Independent Director.  "Services Company
               -------------------------------------
Independent Director" shall mean a member of the Services Company Board who is not (a) an employee, officer or affiliate of the Company, the Partnership, the Services Company or Kilroy Industries or a subsidiary or division of any of the foregoing, or a relative of a principal executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the Company, the Partnership or the Services Company in addition to director's fees or (b) an Independent Director.

          1.43 Services Company Optionee Purchased Shares.  "Services Company
               ------------------------------------------
Optionee Purchased Shares" shall have the meaning set forth in Section 5.5.

          1.44 Services Company Purchase Price.  "Services Company Purchase
               -------------------------------
Price" shall have the meaning set forth in Section 5.5.

          1.45 Services Company Purchased Shares.  "Services Company Purchased
               ---------------------------------
Shares" shall have the meaning set forth in Section 5.5.

          1.46 Services Company Subsidiary.  "Services Company Subsidiary" shall
               ---------------------------
mean any corporation in an unbroken chain of corporations beginning with the Services Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Services Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests.

          1.47 Stock Appreciation Right.  "Stock Appreciation Right" shall mean
               ------------------------
a stock appreciation right granted under Article VII of this Plan.

          1.48 Stock Ownership Limit.  "Stock Ownership Limit" shall mean (i)
               ---------------------
the restrictions on ownership and transfer of Common Stock provided in Article IV of the Company's Articles of Amendment and Restatement (the "Restated Articles"); and (ii) any other restrictions on ownership or transfer set forth in the Restated Articles.

          1.49 Subsidiary.  "Subsidiary" shall mean any Company Subsidiary or
               ----------
Partnership Subsidiary.

          1.50 Termination of Consultancy.  "Termination of Consultancy" shall
               --------------------------
mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary, the Services Company or a Services Company Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding, at the discretion of the Committee, terminations where there is a simultaneous commencement of employment or directorship or continuing consultancy with the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.51 Termination of Directorship.  "Termination of Directorship"
               ---------------------------
shall mean the time when an Optionee who is a Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement; but excluding, at the discretion of the Committee, (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary
(ii) terminations which are followed by the simultaneous establishment of a directorship with the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary, the Services Company or a Services Company Subsidiary.

          1.52 Termination of Employment.  "Termination of Employment" shall
               -------------------------
mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary, the Services Company or a Services Company Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding, at the discretion of the Committee, (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary, (ii) terminations which result in a temporary severance of the employee-employer relationship, and (iii) terminations which are followed by the simultaneous establishment of a consulting relationship or directorship with the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary, the Services Company or a

Services Company Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a
            --------  -------
leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II

                             SHARES SUBJECT TO PLAN

          2.1  Shares Subject to Plan.
               ----------------------

          (a) The shares of stock subject to Options, awards of Restricted Stock or Stock Appreciation Rights shall be shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed one million four hundred and sixty thousand (1,460,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to options or Stock Appreciation Rights granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

          2.2  Add-back of Options and Other Rights.  If any Option, or other
               ------------------------------------
right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Any shares subject to Options or other awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III

                              GRANTING OF OPTIONS

          3.1  Eligibility.  Any Employee, consultant or Non-Employee Director
               -----------
selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Director (other than any Non-Employee Directors) shall be eligible to be granted Options at the times and in the manner set forth in
Section 3.4(d).

          3.2  Disqualification for Stock Ownership.  No person may be granted
               ------------------------------------
an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Company Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          3.3  Qualification of Incentive Stock Options.  No Incentive Stock
               ----------------------------------------
Option shall be granted to any person who is not an employee (as defined in Section 3401(c) of the Code) of the Company or of a Company Subsidiary (within the meaning of the first sentence of the definition thereof).

          3.4  Granting of Options.
               -------------------

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

               (i) Determine which Employees are key Employees and select from among the key Employees, consultants and Non-Employee Directors (including Employees, consultants and Non-Employee Directors who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit and the Stock Ownership Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

               (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

               (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions
                                --------  -------
     of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Stock Appreciation Rights or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d) During the term of the Plan and subject to the Stock Ownership Limit, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 9.3) on the date of such initial public offering and (ii) provided that the Independent Director is still an Independent Director on the date of each such grant, an Option to purchase 1,000 shares of Common Stock (subject to adjustment as provided in Section 9.3) on the date of each anniversary of the initial election of such Independent Director to the Board. During the term of the Plan, a person who is initially elected to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election shall be granted an Option on the date of such initial election to purchase such number of shares of Common Stock as the Board (excluding such Independent Director) may determine in its sole discretion and (ii) provided that the Independent Director is still an Independent Director on the date of each such grant, an Option to purchase 1,000 shares of Common Stock (subject to adjustment as provided in Section 9.3) on the date of each anniversary of the initial election of such Independent Director to the Board. Any directors who are also Employees and who subsequently cease to be Employees but remain on the Board will receive an initial Option grant pursuant to clause (i) of the preceding sentence as the Committee shall determine in its sole discretion, and to the extent that they are otherwise eligible, will receive, after the time that they cease to be Employees, Options as described in clause (ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.


                                  ARTICLE IV

                               TERMS OF OPTIONS

          4.1  Option Agreement.  Each Option shall be evidenced by a written
               ----------------
Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2  Option Price.  The price per share of the shares subject to each
               ------------
Option shall be set by the Committee; provided, however, that such price shall
                                      --------  -------
be no less than (i) the par value of a share of Common Stock unless otherwise permitted by applicable state law, and (ii) the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, further, in the case
                                                --------  -------
of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Company Subsidiary (including, for purposes of this determination, Partnership unit's convertible into Common Stock) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

          4.3  Option Term.  The term of an Option shall be set by the
               -----------
Committee in its discretion, provided, however, that such term shall not be
                             --------  -------
greater than ten (10) years from the date the Option is granted, provided,
                                                                 --------
further, in the case of Incentive Stock Options, the term shall not be more than
-------
five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Company Subsidiary (including, for purposes of this determination, Partnership unit's exchangeable for Common Stock). Except as limited by (i) requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options and (ii) the preceding sentence, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or

Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4  Option Vesting.
               --------------

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the
                                      --------  -------
Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, Options granted to Independent
                       -----------------
Directors and Services Company Independent Directors shall become exercisable in cumulative annual installments of 33-1/3% on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 9.3(c). Unless the Committee provides otherwise, all other Options granted by the Company shall become exercisable in cumulative annual installments of 33-1/3% on each of the first, second and third anniversaries of the date of Option grant. Subject to the terms of this Section 4.4(a), at any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director or a Services Company Independent Director) vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees, consultants or Non-Employee Directors either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Company Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

          4.5  No Right to Continue as Employee or Consultant.  Nothing in this
               ----------------------------------------------
Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company, any Company Subsidiary, the

Partnership and any Partnership Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

          4.6  Exercise of Option after Termination of Employment, Consultancy
               ---------------------------------------------------------------
or Directorship.
---------------

          (a) An Option granted to an Employee is exercisable by an Optionee only while the Optionee is an Employee. The preceding notwithstanding, the Committee may determine that an Option granted to an Employee may be exercised subsequent to an Optionee's Termination of Employment, subject to the following limitations:

               (i) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within twelve
          (12) months after the Optionee's death and the Committee may in its sole and absolute discretion extend such period to accommodate such exercise; or

               (ii) If the Optionee's Termination of Employment is due to the Optionee's permanent and total disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his Option, to the extent exercisable as of the Optionee's Termination of Employment, within twelve (12) months after termination; or

               (iii) If the Optionee's employment is terminated for any reason other than those set forth in subsections (i) or (ii) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three (3) months after Termination of Employment, unless the Employee dies within said three-month period.

               (iv) Notwithstanding (i) through (iii) above, an Option may not be exercised later than the Option's Expiration Date.

          (b) No Option granted to an Independent Director or a Services Company Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of twelve (12) months from the date of the Optionee's death; or

               (ii) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or

               (iii) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such

          Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period.


               (iv) Notwithstanding (i) through (iii) above, an Option may not be exercised later than the Option's Expiration Date.

          4.7  Consideration.  In consideration of the granting of a Non-
               -------------
Qualified Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of, or act as a consultant for, the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary, the Services Company or a Services Company Subsidiary (or to serve as a Director) for a period of at least one year after the Non-Qualified Stock Option is granted (or until the next annual meeting of the stockholders of the Company, in the case of a Director). In consideration of the granting of an Incentive Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Company Subsidiary for a period of at least one year after the Incentive Stock Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to (i) continue in the employ of or consult for the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary or as a director of the Company or the Services Company or (ii) receive severance pay from the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary.


                                   ARTICLE V

                              EXERCISE OF OPTIONS

          5.1  Partial Exercise.  An exercisable Option may be exercised in
               ----------------
whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          5.2  Manner of Exercise.  All or a portion of an exercisable Option
               ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee (or the Board in the case of Options granted to Independent Directors), the Company or the Partnership stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)  In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to (i) the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

          5.3  Transfer of Shares to a Company Employee, Independent Director or
               -----------------------------------------------------------------
Other Board Member.  As soon as practicable after receipt by the Company,
------------------
pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee or Company consultant was issued to and is held by such Company Employee or Company consultant in his capacity as a Company Employee or a Company consultant, as the case may be), or portion thereof, is exercised by an Optionee who is a Company Employee, Independent Director or a consultant to the Company, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

          (a) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d), divided by
                            ------- --

          (b) the price per share of the shares subject to the Option as determined pursuant to Section 4.2.

          5.4  Transfer of Shares to a Partnership Employee.  As soon as
               --------------------------------------------
practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee in his capacity as a Partnership Employee), or portion thereof, is exercised by an Optionee who is a Partnership Employee, with respect to each such exercise:

          (a) the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) divided by (B) the Fair Market Value of a share
                                ----------
     of Common Stock at the time of exercise (the "Partnership Optionee Purchased Shares");

          (b) the Company shall sell to the Partnership the number of shares (the "Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) by (ii) the price per share of the shares subject to the Option as determined pursuant to Section 4.2., over
     (B) the Partnership Optionee Purchased Shares. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the "Partnership Purchase Price") shall be an amount equal to the product of
     (A) the number of Partnership Purchased Shares multiplied by (B) the Fair
                                                    ---------- --
     Market Value of a share of Common Stock at the time of the exercise; and

          (c) As soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Optionee at no additional cost, as additional compensation.

          5.5  Transfer of Shares to a Services Company Employee, Services
               -----------------------------------------------------------
Company Independent Director or other Non-Employee Members of the Services
--------------------------------------------------------------------------
Company Board. As soon as practicable after receipt by the Company, pursuant to
-------------
Section 5.2(d), of payment for the shares with respect to which an Option (which in the case of a Services Company Employee was issued to and is held by such Services Company Employee in his capacity as a Services Company Employee), or portion thereof, is exercised by an Optionee who is a Services Company Employee, a Services Company Independent Director or another member of the Services Company Board who is not an Employee, with respect to each such exercise:

          (a) the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) divided by (B) the Fair Market Value of a share of
                           ----------
Common Stock at the time of exercise (the "Services Company Optionee Purchased Shares");

          (b) the Company shall sell to the Partnership the number of shares (the "Services Company Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) by (ii) the price per share of the shares subject to the Option as determined pursuant to Section 4.2, over (B) the Services Company Optionee Purchased Shares. The price to be paid by the Partnership to the Company for the Services Company Purchased Shares (the "Services Company Purchase Price") shall be an amount equal to the product of
(A) the number of Services Company Purchased Shares multiplied by (B) the Fair
                                                    -------------
Market Value of a share of Common Stock at the time of the exercise;

          (c) as soon as practicable after receipt of the Services Company Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Services Company at no additional cost;

          (d) as soon as practicable after receipt of the Services Company Purchased Shares by the Services Company, the Services Company shall transfer such shares to the Optionee at no additional cost, as additional compensation; and

          (e) the value of any Options, Restricted Stock and other benefits provided by the Partnership to the Services Company under this Plan are deemed to constitute an additional development fee to the Services Company from the Partnership under the Development Services Contract equal to the value of such Options, Restricted Stock and other benefits.

          5.6  Transfer of Payment to the Partnership.  As soon as practicable
               --------------------------------------
after receipt by the Company (i) of the amount described in Section 5.2(d) and, where applicable, (ii) a related Partnership Purchase Price or Services Company Purchase Price described in Section 5.4 or 5.5, the Company shall contribute to the Partnership an amount of cash equal to such payment and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.

          5.7  Conditions to Issuance of Stock Certificates.  The Company or the
               --------------------------------------------
Partnership shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          5.8  Rights as Stockholders.  The holders of Options shall not be, nor
               ----------------------
have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

          5.9  Ownership and Transfer Restrictions.  Shares acquired through the
               -----------------------------------
exercise of an Option shall be subject to the restrictions on ownership and transfer set forth in the Restated Articles. The Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within the later of (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee (or the Board, in the case of Options granted to Independent Directors) may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

          5.10 Restrictions on Exercise of Option.  An Option is not
               ----------------------------------
exercisable if in the sole and absolute discretion of the Committee the exercise of such Option would likely result in any of the following:

          (a) the Optionee's or any other person's ownership of Capital Stock being in violation of the Stock Ownership Limit; or

          (b) income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

                                  ARTICLE VI

                           AWARD OF RESTRICTED STOCK

          6.1  Award of Restricted Stock.
               -------------------------

          (a)  The Committee may from time to time, in its absolute discretion:

               (i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions (including without limitation, in the case of awards to Partnership Employees, Services Company Employees and Services Company Directors, the mechanism for the transfer of the Restricted Stock and payment therefor) applicable to such Restricted Stock, consistent with this Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase
                                      --------  -------
price shall be no less than the par value of the Common Stock to be purchased unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          6.2  Restricted Stock Agreement.  Restricted Stock shall be issued
               --------------------------
only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          6.3  Consideration.  As consideration for the issuance of Restricted
               -------------
Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary, the Services Company or a Services Company Subsidiary (whichever is applicable) for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall (i) confer on any Restricted Stockholder any right to (a) continue in the employ of, or as a consultant for, the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary or (b) receive severance pay from the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary or (ii) interfere with or restrict in any way the rights of the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

          6.4  Rights as Stockholders.  Upon delivery of the shares of
               ----------------------
Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided,
                                                                 --------
however, that in the discretion of the Committee, any extraordinary
-------
distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

          6.5  Restriction.  All shares of Restricted Stock issued under this
               -----------
Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however,
                                                             --------  -------
that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months have elapsed from (but excluding) the date on which the Restricted Stock was issued, and provided, further, that by action
                                              --------  -------
taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company or the Partnership.

          6.6  Repurchase of Restricted Stock.  The Committee shall provide in
               ------------------------------
the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no
                           --------  -------
such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or the Partnership, or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

          6.7  Escrow.  The Secretary of the Company or such other escrow
               ------
holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

          6.8  Legend.  In order to enforce the restrictions imposed upon
               ------
shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                           STOCK APPRECIATION RIGHTS

          7.1  Grant of Stock Appreciation Rights.  A Stock Appreciation Right
               ----------------------------------
may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions (including, without limitation, in the case of awards to Partnership Employees, Services Company Employees and Services Company Directors, the mechanism for the transfer of rights under such awards and payment therefor) not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Stock Appreciation Rights, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          7.2  Coupled Stock Appreciation Rights.
               ---------------------------------

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company or the Partnership, as provided in the CSAR agreement, in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

          7.3  Independent Stock Appreciation Rights.
               -------------------------------------

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to
Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or the Partnership, or because of the Grantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company or the Partnership, as provided in the ISAR agreement, an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

          7.4  Payment and Limitations on Exercise.
               -----------------------------------

          (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.6 and Section 5.8 hereinabove pertaining to Options.

          (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

          7.5  Consideration.  In consideration of the granting of a Stock
               -------------
Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall (i) confer on any Grantee any right to (a) continue in the employ of, or as a consultant for, the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary or (b) receive severance pay from the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary or (ii) interfere with or restrict in any way the rights of the Company, any Company Subsidiary, the Partnership, any Partnership Subsidiary, the Services Company or any Services Company Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.



                                 ARTICLE VIII

                                ADMINISTRATION

          8.1  Compensation Committee.  Prior to the Company's initial
               ----------------------
registration of Common Stock under Section 12 of the Exchange Act, the Committee shall consist of the entire Board. Following such registration, the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          8.2  Duties and Powers of Committee.  It shall be the duty of the
               ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock and Stock Appreciation Rights are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          8.3  Majority Rule; Unanimous Written Consent.  The Committee shall
               ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          8.4  Compensation; Professional Assistance; Good Faith Actions.
               ---------------------------------------------------------
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company, the Partnership and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Stock Appreciation Rights, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

          9.1  Not Transferable.  Options, Restricted Stock awards and Stock
               ----------------
Appreciation Rights under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award or Stock Appreciation Right or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

          9.2  Amendment, Suspension or Termination of this Plan.  Except as
               -------------------------------------------------
otherwise provided in this Section 9.2, this Plan shall have a term of ten years but may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, modify the Award Limit or reduce the minimum purchase price for the exercise of Options as set forth in Section 4.2, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards or Stock Appreciation Rights, alter or impair any rights or obligations under any Options, Restricted Stock awards or Stock Appreciation Rights theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock or Stock Appreciation Rights may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.4.

          9.3  Changes in Common Stock or Assets of the Company, Acquisition or
               ----------------------------------------------------------------
Liquidation of the Company and Other Corporate Events.
-----------------------------------------------------

          (a) Subject to Section 9.3(e), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award or Stock Appreciation Right, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Appreciation Rights may be granted under the Plan, or which may be granted as Restricted Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or Stock Appreciation Rights, and in the number and kind of shares of outstanding Restricted Stock, and

               (iii) the grant or exercise price with respect to any Option or Stock Appreciation Right.

          (b) Subject to Section 9.3(e), in the event of any corporate transaction or other transaction or event described in Section 9.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

          (c) Subject to Sections 9.3(e), in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Stock Appreciation Right or any Restricted Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested as the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

               (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Stock Appreciation Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

               (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Stock Appreciation Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or
     (ii) the provisions of such Option, Stock Appreciation Right or Restricted Stock;

               (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Stock Appreciation Right or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Appreciation Rights, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

               (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated and some or all shares of such Restricted Stock may cease to be subject to repurchase under
     Section 6.6 or forfeiture under Section 6.5 after such event;

          (d) Subject to Section 9.3(e) and 9.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Stock Appreciation Right or Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (e) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

          9.4  Approval of Plan by Stockholders.  This Plan will be submitted
               --------------------------------
for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options and Stock Appreciation Rights may be granted and

Restricted Stock may be awarded prior to such stockholder approval, provided that such Options or Stock Appreciation Rights shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options or Stock Appreciation Rights previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

          9.5  Tax Withholding.  The Company and the Partnership shall be
               ---------------
entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock or Stock Appreciation Right. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

          9.6  Loans.  The Committee may, in its discretion, extend one or more
               -----
loans to key Employees in connection with the exercise or receipt of an Option or Stock Appreciation Right granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          9.7  Forfeiture Provisions.  Pursuant to its general authority to
               ---------------------
determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

          9.8  Limitations Applicable to Section 16 Persons and Performance-
               -------------------------------------------------------------
Based Compensation.  Notwithstanding any other provision of this Plan, this
------------------
Plan, and any Option or Stock Appreciation Right granted, or Restricted Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Stock

Appreciation Rights and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          9.9   Effect of Plan Upon Options and Compensation Plans.  The
                --------------------------------------------------
adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or the Partnership (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          9.10  Section 83(b) Election Prohibited.  No Grantee, Optionee or
                ---------------------------------
Restricted Stockholder may make an election under Section 83(b) of the Code with respect to any award or grant under this Plan.

          9.11  Compliance with Laws.  This Plan, the granting and vesting of
                --------------------
Options, Restricted Stock awards or Stock Appreciation Rights under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options or Stock Appreciation Rights granted or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards or Stock Appreciation Rights granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          9.12  Titles.  Titles are provided herein for convenience only and
                ------
are not to serve as a basis for interpretation or construction of this Plan.

          9.13  Governing Law.  This Plan and any agreements hereunder shall be
                -------------
administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

          9.14  Conflicts with Company's Restated Articles.  Notwithstanding
                ------------------------------------------
any other provision of this Plan, no Optionee, Grantee or Restricted Stockholder shall acquire or have any right to acquire any Common Stock, and shall not have other rights under this Plan, which are prohibited under the Company's Restated Articles.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this 31st day of January, 1997.

                                       Kilroy Realty Corporation, a Maryland
                                       corporation.


                                       By _____________________________________
                                          John B. Kilroy, Jr.
                                          Chief Executive Officer

Attest:


_________________________________

Secretary

                                       Kilroy Realty, L.P., a Delaware limited
                                       partnership.


                                       By _____________________________________
                                          John B. Kilroy, Jr.
                                          Chief Executive Officer
                                          On Behalf of Kilroy Realty
                                          Corporation, a Maryland corporation,
                                          in its capacity as General Partner

_________________________________

Secretary

                                       Kilroy Services, Inc., a Maryland
                                       corporation.


                                       By _____________________________________
                                          Campbell Hugh Greenup
                                          Chief Executive Officer

Attest:


_________________________________

Secretary